Investor Presentation April 2020

Forward Looking Statements This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters, pandemics, or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. The information provided in this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should not be considered in isolation or a substitute for the comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the Appendix of this presentation. 2

Solid Foundation With Opportunities For Growth We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. Telecom Aero & & IT Europe Defense 14% 4% 7% Medical 9% North America 57% Asia $454 29% Million 18% Industrial 62% Sales/Technical Office Transportation Manufacturing Facility Note: Sales by region and end market based on trailing twelve months sales as of March 31, 2020 3

Broad Product Portfolio Around Targeted Strategy ▪ Controls ▪ EMI/RFI Filters ▪ Piezoelectric ▪ Pedals ▪ Frequency Control Products ▪ Piezoelectric Products Products ▪ Rotary Actuators ▪ Position Sensors ▪ RF Filters ▪ Switches ▪ Specialty Capacitors ▪ Temperature Sensors ▪ Specialty Resistors ▪ Transducers 4

Transportation Market Sectors Electric/Hybrid Commercial Light Vehicles Motorcycles Relevant Products Vehicles Vehicles/Off-Road Key Customers ▪ Accelerator Pedals ▪ Position Sensors ▪ Temperature Sensors ▪ DPF RF Sensors ▪ Smart Actuator 5

Industrial Market Sectors Inkjet Print Heads HVAC Systems Commercial Sonar Flow Metering Relevant Products Key Customers ▪ Piezoelectric Components ▪ Transducers ▪ Sensors & Controls ▪ Switches ▪ EMI/RFI Filters 6

Medical Market Sectors Ultrasonic Imaging Therapeutic Ultrasound Dental Equipment Equipment Control Panel Relevant Products Key Customers ▪ Piezoelectric Components ▪ Sensors & Controls ▪ Switches ▪ Frequency Control Products ▪ EMI/RFI Filters 7

Aero & Defense Market Sectors Torpedo/Missile Airplane Sonobuoys Hydrophones Relevant Products Control Communications Key Customers ▪ Piezoelectric Components ▪ Transducers ▪ RF Filters ▪ Temperature Sensors ▪ Frequency Control Products 8

Telecom & IT Market Sectors Macro Cell Small Cell Satellite Wireline/ Relevant Products Base Stations Base Stations Communication Network Switching Key Customers ▪ Piezoelectric Components ▪ RF Filters ▪ EMI/RFI Filters ▪ Frequency Control Products ▪ Temperature Sensors 9

End Markets Growing Mid-Single Digits

Transportation


62%

Industrial


18%

Medical


9%

Aero & Defense


7%

Telecom & IT


4%

	Transportation	Industrial	Medical	Aero & Defense	Telecom & IT
Goal	LV 30-50% CV 10-20%	20-30%	10-20%	5-15%	10-20%
SAM	$3.4B	$2.2B	$0.4B	$0.9B	$1.9B

Transportation

- Booked Business, Share Gains
- Actuators – Asia/EU customers
- RF Sensing for particulate filters - $150m SAM by 2025
- Increased Sensor Content

Industrial

- 3D and textile printing
- Applications in flow, level and temperature sensing
- Up-integration into sensors and transducers
- Industrial automation and IOT

Medical

- Medical 3D/4D ultrasound
- HMI control for medical devices
- Wireless pacing and ultrasound-based drug delivery
- Increased temperature sensor needs
- Dental and therapeutic ultrasound applications

Aero & Defense

- Hydrophones for sonar applications
- Military communication
- Up-integration into sensors and transducers
- Penetration into European defense market

Telecom & IT

- 5G infrastructure build out – massive MIMO and small cell deployment
- High-speed wireline networks
- Advanced fingerprint security, haptics for mobile device applications cts

Enhancing Sales And Product Management For Organic Growth

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Strategic M&A Approach

Expand Product Range	Enhance Technology Portfolio	Broaden Geographic Reach	Strengthen Customer Relationships

Case Study: Successfully Built Broad Piezoelectric Ceramic Growth Platform

Pre 2016		2016		2017		2018+
CTS	+	HC Materials (Channel Technologies Advanced Materials Division)	+	noliac	=	CTS
Bulk Technology Single-Digit Growth		Single Crystal Technology Double-Digit Growth		Tape Cast Technology Single-Digit Growth		Robust Double-Digit Growth Platform
SAM : $714M		SAM : $968M				$1.7B (>2x SAM)

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QTI Sensing Solutions Acquisition Company Overview Acquisition Rationale ▪ Founded in 1977, facilities in Boise, ID and Tecate, Mexico ▪ Provides CTS a new core temperature sensing technology ▪ QTI Sensing Solutions is a leading designer and manufacturer ▪ Increases presence in growing industrial, aerospace, of high quality, high performance temperature sensors defense and medical end markets ▪ QTI has a broad product portfolio to measure temperature in ▪ Expands OEM customer base and enables cross-selling gas, liquid or solid mass to ensure equipment performance and reliability ▪ Potential to build a temperature sensing platform ▪ Portfolio includes thermistor and RTD based products with ▪ Global market opportunity of >$1.1 billion temperature sensing capabilities currently range from -200C to +450C Products Applications Customers HVAC & Aerospace & Medical & Precision Refrigeration Defense Instrumentation Pool & Spa Food Service Boilers & Water Heating 12

Balanced Capital Deployment Approach Operating Cash Flow 12-15% of Sales Growth Return Capital to Investment Acquisitions Shareholders ~4% of Sales* 60-80% of Dividends & Buybacks Free Cash Flow 20-40% of Free Cash Flow *4.6% in 2019 3-4% in 2020 Capital Structure Leverage = 1.0x - 2.5x EBITDA Not adjusted for Covid-19 impact 13

Financial Performance Trend Sales Adjusted Earnings Per Share ($ Millions) $470 $469 $1.53 $423 $1.45 $1.23 $1.08 Q3 YTD $103 Actual $0.19 2017 2018 2019 Q1 2020 2017 2018 2019 Q1 2020 Due to ongoing market uncertainties, management has withdrawn its guidance for 2020 14

Financial Framework Long-Term 2012 2019 Target Range Gross Margin 30.0% 33.6% 34-37% SG&A Expense 20.7% 15.0% 13-15% R&D Expense 6.9% 5.5% 5-7% CapEx 2.6% 4.6% ~4%* *3-4% in 2020 Not adjusted for Covid-19 impact Targeting 10% Annual Growth (Organic + Inorganic) 15

Adjusting In Response To Impact Of COVID-19 Actions Adequate Liquidity ▪ Prioritize employee safety at operating sites ▪ Strong cash & debt availability ($ Millions) ▪ Strive to serve customer needs $300 Total Facility ▪ Cost actions to decrease cash burn ‐ Temporary pay reductions $151 ‐ Temporary suspension of 401K match ‐ Plant shutdowns $151 Borrowed ‐ Furloughs ‐ Tightening on all discretionary spend Cash Debt ‐ Board cash compensation reduction ▪ Borrowed $50 million in Q1 2020 to build ▪ Carefully manage inventory, receivables cash buffer ▪ Pursue and win revenue opportunities ▪ Well within debt covenant limits ▪ Continue strengthening M&A pipeline ▪ Continued covenant compliance expected 16

Appendix 17

CTS Core Values 18

Financial Summary ($ Millions, except percentages and Adjusted Diluted EPS) Q1 2020 2019 2018 2017 Net Sales $103.1 $469.0 $470.5 $423.0 Adjusted Gross Margin $32.9 $157.6 $165.0 $145.2 Adjusted Gross Margin % of Sales 31.9% 33.6% 35.1% 34.3% Depreciation and Amortization $6.5 $24.6 $22.5 $20.7 Adjusted EBITDA $15.5 $89.5 $92.1 $80.0 Adjusted EBITDA % of Sales 15.0% 19.1% 19.6% 18.9% Adjusted Diluted EPS $0.19 $1.45 $1.53 $1.23 Operating Cash Flow $11.9 $64.4 $58.2 $58.0 Total Debt / Capitalization 27.6% 19.7% 11.7% 18.2% Note: See Regulation G reconciliations from GAAP to Non-GAAP measures and adjustments. 19

Regulation G Schedules Adjusted Gross Margin ($ Millions, except percentages) Q1 Full Year 2020 2019 2019 2018 2017 Gross margin $ 32.9 $ 40.6 $ 157.6 $ 165.0 $ 140.4 Adjustments to reported gross margin: Pension settlement charge - - - - 4.8 Adjusted gross margin $ 32.9 $ 40.6 $ 157.6 $ 165.0 $ 145.2 Sales $ 103.1 $ 117.6 $ 469.0 $ 470.5 $ 423.0 Adjusted gross margin as a % of sales 31.9% 34.5% 33.6% 35.1% 34.3% 20

Regulation G Schedules Adjusted EBITDA Q1 Full Year ($ Millions, except percentages) 2020 2019 2019 2018 2017 Net earnings $ 3.8 $ 11.4 $ 36.1 $ 46.5 $ 14.4 Depreciation and amortization expense 6.5 5.9 24.6 22.5 20.7 Interest expense 0.9 0.5 2.6 2.1 3.3 Tax expense 2.2 2.9 14.1 11.6 25.8 EBITDA 13.4 20.7 77.5 82.7 64.2 Adjustments to EBITDA: Restructuring charges 0.2 2.1 6.9 4.6 4.1 Loss on sale of facilities, net of expenses - - - - 0.7 Environmental charges - - 2.3 - - Legal settlement - - (0.5) - - Transaction costs - - 0.7 - 0.3 Lease termination charge - - - - 0.1 Costs of tax improvement initiatives - - 0.1 1.2 0.2 Pension settlement charge - - - 1.0 13.4 Non-cash pension expense 0.6 0.2 0.8 - - Foreign currency loss (gain) 1.3 (0.5) 1.8 2.6 (3.0) Total adjustments to EBITDA 2.1 1.9 12.0 9.4 15.8 Adjusted EBITDA $ 15.5 $ 22.5 $ 89.5 $ 92.1 $ 80.0 Sales $ 103.1 $ 117.6 $ 469.0 $ 470.5 $ 423.0 Adjusted EBITDA as a % of sales 15.0% 19.2% 19.1% 19.6% 18.9% 21

Regulation G Schedules Adjusted Diluted EPS Q1 Full Year 2020 2019 2019 2018 2017 Diluted earnings per share $ 0.12 $ 0.34 $ 1.09 $ 1.39 $ 0.43 Tax affected adjustments to reported diluted earnings per share: Restructuring charges - 0.05 0.18 0.12 0.08 Loss on sale of facilities, net of expenses - - - - 0.01 Environmental charges - - 0.05 0.02 - Legal settlement - - (0.01) - - Transaction costs - - 0.02 - 0.01 Costs of tax improvement initiatives - - - 0.03 - Pension settlement charge - - - - 0.26 Non-cash pension expense 0.01 0.01 0.02 - - Foreign currency loss (gain) 0.04 (0.01) 0.05 0.06 (0.07) Increase (decrease) in valuation allowances 0.01 - - (0.03) (0.05) Other discrete tax items 0.01 - 0.05 (0.04) - Tax impact of U.S. tax reform - - - (0.02) 0.54 Tax impact of other foreign taxes - - - - 0.02 Adjusted diluted earnings per share $ 0.19 $ 0.39 $ 1.45 $ 1.53 $ 1.23 Total Debt to Capitalization Q1 As of December 31 ($ Millions, except percentages) 2020 2019 2019 2018 2017 Total debt (A) $ 151.2 $ 50.0 $ 99.7 $ 50.0 $ 76.3 Total shareholders' equity (B) $ 397.5 $ 386.9 $ 405.2 $ 377.9 $ 343.8 Total capitalization (A+B) $ 548.7 $ 436.9 $ 504.9 $ 427.9 $ 420.1 Total debt to capitalization 27.6% 11.4% 19.7% 11.7% 18.2% 22